UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2021

Lumen Technologies, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	001-07784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive Monroe, Louisiana	71203
(Address of registrants’ principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (318) 388-9000

CenturyLink, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $1.00 per share	LUMN	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws.

As a result of the completion of all material requirements following the launch of the Lumen brand on September 14, 2020, Lumen Technologies, Inc. (the “Company”) filed Articles of Amendment (the “Articles of Amendment”) to its Amended and Restated Articles of Incorporation (as amended, the “Articles of Incorporation”) with the Louisiana Secretary of State to effect a change of the Company’s name from “CenturyLink, Inc.” to “Lumen Technologies, Inc.”, effective as of January 22, 2021 (the “Name Change”). Other than the Name Change, no changes were made to the Articles of Incorporation by the Articles of Amendment, which were effected without a shareholder vote pursuant to applicable provisions of the Louisiana Business Corporation Act.

In connection with the Name Change, the Board of Directors of the Company also approved an amendment and restatement of the Company’s Amended and Restated By-Laws to effect the Name Change and other amendments to (i) add clarifying language regarding virtual-only or hybrid shareholder meetings and technical improvements regarding broker non-vote and conduct of meeting provisions, (ii) add clarifying language regarding the use of video conferencing in director meetings, (iii) add clarifying language regarding director resignations, (iv) eliminate the listing of specific standing committees, (v) add language to increase flexibility regarding record date designations, (vi) add clarifying language regarding the viability of electronic signatures and (vii) make certain other administrative amendments (as amended and restated, the “Restated Bylaws”). The Restated Bylaws became effective on January 22, 2021.

The descriptions of the Articles of Amendment and Restated Bylaws are not complete and are subject to, and qualified in their entirety by reference to, the full text of the Articles of Amendment and Restated Bylaws, which are attached to this Current Report on Form 8-K as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 8.01.	Other Events.

The Company’s common stock will continue trading on the New York Stock Exchange under the symbol “LUMN.” Effective as of January 22, 2021, the CUSIP number for the Company’s common stock was changed to 550241 103. A copy of the revised specimen stock certificate is attached to this Current Report on Form 8-K as Exhibit 4.1 and is incorporated herein by reference. Outstanding stock certificates for shares of the Company continue to be valid and need not be exchanged.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits:

Exhibit No.	Description

3.1	Articles of Amendment of Articles of Incorporation, dated as of January 22, 2021.

3.2	Bylaws of Lumen Technologies, Inc., as amended and restated through January 22, 2021.

4.1	Form of common stock certificate, effective as of January 22, 2021.

104	Cover Page Interactive Data File (formatted in iXBRL in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Lumen Technologies, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned officer hereunto duly authorized.

LUMEN TECHNOLOGIES, INC.

By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President, General Counsel and Secretary

Dated: January 26, 2021